UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 31, 2009

Asbury Automotive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31262	01-0609375
(Commission File Number)	(IRS Employer Identification No.)

2095 Premiere Parkway NW, Suite 300 Duluth, Georgia	30097
(Address of principal executive offices)	(Zip Code)

770.418.8200

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in a Form 8-K filed by Asbury Automotive Group, Inc. (the “Company”) with the Securities and Exchange Commission on September 9, 2008, Lynne A. Burgess, the former Vice President, General Counsel and Secretary of the Company declined the Company’s offer to relocate with the Company to Duluth, Georgia. The effective date of Ms. Burgess’ resignation was March 31, 2009. While the Company continues its process of searching for a successor for Ms. Burgess, Ms. Burgess has agreed to render consulting services to the Company for the month of April 2009, and thereafter as mutually agreed, pursuant to a letter agreement dated as of March 31, 2009 (the “Letter Agreement”) executed between Ms. Burgess and the Company.

The material terms of the Letter Agreement are as follows:

•

Ms. Burgess will provide legal consulting services to the Company’s senior management and its legal department staff covering advice on legal matters similar to those for which she was responsible as General Counsel, as well as other matters within her area of expertise;

•	Ms. Burgess’ services under this consulting arrangement may also include transition advice to her successor as General Counsel as well as specific projects as the new General Counsel may request;

•	the Company will pay Ms. Burgess a consulting fee of $45,000 for the month of April 2009, and after April 30, 2009, a fee of $2,250 per full day, prorated for less than 8 hours per day; and

•

the Company agrees to indemnify Ms. Burgess while consulting for the Company to the same extent that it indemnifies its officers and directors under the Company’s Restated Certificate of Incorporation and their respective indemnification agreements for liability, loss and expense that arise out of or relate to her by reason of providing services to the Company or any of its affiliates under the Letter Agreement.

The information set forth above is qualified in its entirety by reference to the Letter Agreement executed between the Company and Ms. Burgess, dated March 31, 2009, which is filed as Exhibit 10.1 to this Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Letter Agreement between Asbury Automotive Group, Inc. and Lynne Burgess, dated March 31, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: April 2, 2009	By:	/s/ Philip R. Johnson
	Name:	Philip R. Johnson
	Title:	Vice President, Human Resources

EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter Agreement between Asbury Automotive Group, Inc. and Lynne Burgess, dated March 31, 2009